MUNICIPAL INCOME TRUST II       Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS December 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Trust II (TFB) for the year ended December 31, 1997.

As 1997 drew to a close the securities markets were dominated by the Asian financial crisis and its potential impact on the U.S. economy. Foreign currency turmoil strengthened the value of the U.S. dollar and created a "flight to quality" demand for Treasuries. Long-term interest rates fell to yields last seen more than 20 years ago. Domestic employment conditions improved throughout the year and the unemployment rate reached its lowest level since 1973. Inflation remained in check despite the economy's strength. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.



            Muni Yields     Treasury Yields          Ratio
Dec '93        5.4               6.34                85.17%
               5.4               6.24                86.54%
               5.8               6.66                87.09%
               6.4               7.09                90.27%
               6.35              7.32                86.75%
               6.25              7.43                84.12%

Jun '94        6.5               7.61                85.41%
               6.25              7.39                84.57%
               6.3               7.45                84.56%
               6.55              7.81                83.87%
               6.75              7.96                84.80%
               7                 8                   87.50%

Dec '94        6.75              7.88                85.66%
               6.4               7.7                 83.12%
               6.15              7.44                82.66%
               6.15              7.43                82.77%
               6.2               7.34                84.47%
               5.8               6.66                87.09%

Jun '95        6.1               6.62                92.15%
               6.1               6.86                88.92%
               6                 6.66                90.08%
               5.95              6.48                91.82%
               5.75              6.33                90.84%
               5.5               6.14                89.56%

Dec '95        5.35              5.94                90.07%
               5.4               6.03                89.55%
               5.8               6.46                86.69%
               5.85              6.66                87.84%
               5.95              6.89                86.36%
               6.05              6.99                86.55%

Jun '96        5.9               6.89                85.63%
               5.85              6.97                83.93%
               5.9               7.11                82.98%
               5.7               6.93                82.25%
               5.65              6.64                85.09%
               5.5               6.35                86.61%

Dec '96        5.6               6.63                84.46%
               5.7               6.79                83.95%
               5.65              6.8                 83.08%
               5.9               7.1                 83.10%
               5.75              6.94                82.85%
               5.65              6.91                81.77%

Jun '97        5.6               6.78                82.60%
               5.3               6.3                 84.00%
               5.5               6.61                83.00%
               5.4               6.4                 84.40%
               5.35              6.15                86.90%
               5.3               6.05                87.60%

Dec '97        5.15              5.92                86.90%

MUNICIPAL INCOME TRUST II

MUNICIPAL MARKET CONDITIONS

The long-term insured revenue index began 1997 yielding 5.60 percent. Municipal yields rose in the first quarter but subsequently declined in a sustained rally. The Fed tightened monetary policy in March in a preemptive move against a possible increase in inflation. Index yields moved as high as 5.90 percent. However, inflation remained benign and the Asian financial crisis drove municipal yields as low as 5.15 percent by year end.

As usually happens when interest rates change rapidly, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from an historically rich 83 percent of Treasuries in March to a more attractive 87 percent in December. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply reached $220 billion, with half the underwritings enhanced by bond insurance. Much of this growth came from refunding issues sold in the second half of the year. Overall, refundings represented one-quarter of total new issues.

PERFORMANCE

The Fund's net asset value (NAV) increased from $10.11 to $10.39 per share during the year ended December 31, 1997. Based on this NAV change plus reinvestment of tax-free dividends of $0.56 per share and long-term capital gains distribution of $0.08 per share, the Fund's total return based on NAV was
9.82 percent. TFB's market price on the New York Stock Exchange increased from $9.125 to $9.625 per share during the same period. Based on this market price change and reinvestment of dividends and distributions, TFB's total return based on market value was 12.82 percent. On December 31, 1997 the Fund traded at a 7 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. During 1997 the level of undistributed net investment income increased from $0.08 per share to $0.11 per share. The monthly dividend was reduced from $0.475 to $0.450 per share to adjust for the effect of anticipated bond redemptions on the Fund's income.

PORTFOLIO STRUCTURE

In anticipation of tightening moves by the Federal Reserve Board, the Fund sold market-sensitive issues and retained refunded bonds during the first half of 1997. These defensive actions reduced the Fund's volatility. By the end of the summer the Fund began to extend maturity as market conditions improved.

MUNICIPAL INCOME TRUST II

LARGEST SECTORS as of December 31, 1997
(% of Net Assets)

Electric                12%
Hospital                10%
Refunded                10%
General Obligation       9%
Resource Recovery        8%
Transportation           8%
Education                7%
IDR/PCR*                 7%
Mortgage                 7%
All Others              22%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.





CREDIT RATINGS as of December 31, 1997
(% of Total Long-Term Portfolio)


Aaa or AAA              46%
Aa or AA                19%
A or A                  18%
Baa or BBB              12%
N/R                      5%

As measured by Moody's Investor Service, Inc.
or Standard & Poor's Corp.

Portfolio structure is subject to change.




CALL STRUCTURE as of December 31, 1997
(% of Total Long-Term Portfolio)
Percent Callable

                    WEIGHTED AVERAGE
                CALL PROTECTION: 7 YEARS


1998                    13%
1999                     3%
2000                     3%
2001                     5%
2002                     3%
2003                    11%
2004                     8%
2005                    11%
2006                    14%
2007                    17%
2008+                   12%

   Years Bonds Callable

MUNICIPAL INCOME TRUST II

At the end of 1997 the portfolio's average maturity was 20 years. The distribution of bond call dates (illustrated in the accompanying chart) produced an average call protection of 7 years. The Fund's net assets of $277 million were diversified among 13 long-term sectors and 60 credits. Credit quality improved, with nearly two-thirds of long-term holdings rated double or triple "A."

LOOKING AHEAD

The economic fundamentals are in place for another year of solid but less spectacular domestic growth in 1998. Events in the Far East have strengthened the U.S. dollar and led to lower interest rates. The Asian financial crisis seems likely to slow U.S. growth and moderate inflationary pressures in the economy.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended December 31, 1997, the Fund purchased and retired 863,800 shares of common stock at a weighted average market discount of 7.00 percent.

We appreciate your ongoing support of Municipal Income Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS December 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (95.6%)
              General Obligation (8.6%)
$  2,000      California, Various Purpose dtd 10/01/92 (MBIA).........................      6.00%     10/01/21     $  2,151,200
   3,000      Moulton-Niguel Water District, California, Refg 1993 (MBIA).............      5.00      09/01/19        2,937,600
   5,000      Chicago, Illinois, Refg Ser 1995 A-2 (AMBAC)............................      6.25      01/01/14        5,718,600
   2,000      Rosemont, Illinois, 1993 Ser B..........................................      5.50      12/01/07        2,092,560
   3,000      Massachusetts, 1995 Ser B (AMBAC).......................................      5.50      07/01/15        3,122,160
   3,000      New York City, New York, 1995 Ser D (MBIA)..............................      6.20      02/01/07        3,359,820
   4,000      New York State, Refg Ser 1995 B.........................................      5.70      08/15/10        4,340,480
--------                                                                                                           ------------
  22,000                                                                                                             23,722,420
--------                                                                                                           ------------

              Educational Facilities Revenue (6.6%)
   5,000      Illinois Educational Facilities Authority, Northwestern University Ser
               1997...................................................................      5.25      11/01/32        5,128,150
   2,000      Massachusetts Health & Educational Facilities Authority, Boston College
               Ser K..................................................................      5.25      06/01/18        1,997,420
   2,000      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 B (MBIA)......................................................      6.25      05/15/25        2,220,860
              New York State Dormitory Authority,
   2,000       State University 1990 Ser A............................................      7.50      05/15/13        2,529,280
   2,000       State University 1993 Ser A............................................      5.25      05/15/15        2,052,780
   4,000      Delaware County Authority, Pennsylvania, Villanova University Ser 1995
               (AMBAC)................................................................      5.70      08/01/15        4,253,560
--------                                                                                                           ------------
  17,000                                                                                                             18,182,050
--------                                                                                                           ------------

              Electric Revenue (11.9%)
  10,000      South Carolina Public Service Authority, Refg Ser 1996 A (MBIA).........      5.75      01/01/13       10,830,100
  10,000      San Antonio, Texas, Electric & Gas Refg Ser 1994 C**....................      4.70      02/01/06        9,973,100
   4,000      Intermountain Power Agency, Utah, Refg Ser 1997 B (MBIA)................      5.75      07/01/19        4,242,000
   3,000      Chelan County Public Utility District #1, Washington, Hydro Ser 1997 A
               (AMT)..................................................................      5.60      07/01/32        3,071,580
   5,000      Washington Public Power Supply System, Proj #1 Refg Ser 1998 A (WI).....      5.00      07/01/12        4,919,050
--------                                                                                                           ------------
  32,000                                                                                                             33,035,830
--------                                                                                                           ------------

              Hospital Revenue (9.8%)
  10,000      University of Colorado Hospital Authority, Refg Ser 1997 A (AMBAC)......      5.25      11/15/22       10,008,100
   4,500      Lakeland, Florida, Regional Medical Center Ser 1997 (MBIA)..............      5.00      11/15/22        4,405,680
   5,000      Hawaii Department of Budget & Finance, Queen's Health 1996 Ser A........      6.00      07/01/20        5,291,500
   4,000      Michigan Hospital Finance Authority, Detroit Medical Center Ser 1997 A
               (AMBAC)................................................................      5.25      08/15/27        3,987,800
   2,000      University of Missouri, Health System Ser 1996 A (AMBAC)................      5.50      11/01/16        2,068,000
   1,295      Ward County, North Dakota, Trinity Crossover Refg Ser 1991 B............      7.50      07/01/21        1,400,283
--------                                                                                                           ------------
  26,795                                                                                                             27,161,363
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (6.7%)
$  5,500      Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)................      7.00%     06/01/31     $  6,006,825
   3,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA)............................      6.15      07/01/26        3,234,870
   5,000      Tulsa Municipal Airport Trust, Oklahoma, American Airlines Inc Ser 1988
               (AMT)..................................................................      7.375     12/01/20        5,456,250
              Lexington County, South Carolina,
     780       Ellett Brothers Inc Refg Ser 1988......................................      7.50      09/01/02          795,249
   1,000       Ellett Brothers Inc Refg Ser 1988......................................      7.50      09/01/08        1,028,820
   2,000      Dallas-Fort Worth International Airport Facility Improvement
               Corporation, Texas, American Airlines Inc Ser 1995.....................      6.00      11/01/14        2,111,540
--------                                                                                                           ------------
  17,280                                                                                                             18,633,554
--------                                                                                                           ------------

              Mortgage Revenue - Single Family (7.4%)
   5,000      Alaska Housing Finance Corporation, 1997 Ser A (MBIA)...................      6.00      06/01/27        5,209,600
   2,000      Chicago, Illinois, Ser 1997 B (AMT).....................................      6.95      09/01/28        2,216,920
     905      Olathe, Kansas, GNMA Collaterized Ser 1989 A (AMT) (MBIA)...............      8.00      11/01/20          946,005
   5,015      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)....................      6.40      11/15/23        5,229,542
   1,935      New Hampshire Housing Finance Authority, Residential GNMA-Backed
               Ser 1988 A (AMT).......................................................      7.70      07/01/29        2,040,651
  31,885      Southeast Texas Housing Finance Corporation, GNMA-Backed Ser 1988 A.....      0.00      04/01/21        4,740,662
--------                                                                                                           ------------
  46,740                                                                                                             20,383,380
--------                                                                                                           ------------

              Nursing & Health Related Facilities Revenue (3.8%)
   2,000      Iowa Financing Authority, Care Initiatives Ser 1996.....................      9.25      07/01/25        2,655,340
   2,900      Chester County Industrial Development Authority, Pennsylvania, RHA/PA
               Nursing Homes Inc Ser 1989.............................................     10.125     05/01/19        2,706,251
              Kirbyville Health Facilities Development Corporation, Texas,
     623       Heartway III Corp Ser 1997 B...........................................      0.00      03/20/04          489,217
   3,957       Heartway III Corp Ser 1997 A...........................................     10.00      03/20/18        4,554,151
--------                                                                                                           ------------
   9,480                                                                                                             10,404,959
--------                                                                                                           ------------

              Public Facilities Revenue (1.1%)
   3,000      New York State Dormitory Authority, Court Facilities Ser A..............      5.625     05/15/13        3,073,350
--------                                                                                                           ------------

              Resource Recovery Revenue (8.1%)
   1,500      Regional Waste Systems Inc, Maine, 1986 Ser D-F (AMT)...................      8.15      07/01/11        1,597,530
   8,000      Northeast Maryland Waste Disposal Authority, Montgomery County
               Ser 1993 A (AMT).......................................................      6.30      07/01/16        8,548,800
  12,000      Lancaster County Solid Waste Management Authority, Pennsylvania,
               1988 Ser A (AMT)**.....................................................      8.50      12/15/10       12,408,720
--------                                                                                                           ------------
  21,500                                                                                                             22,555,050
--------                                                                                                           ------------

              Tax Allocation (1.8%)
   5,000      Rosemead Redevelopment Agency, California, 1993 Ser A...................      5.60      10/01/33        5,033,850
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Transportation Facilities Revenue (8.4%)
$  5,000      Chicago, Illinois, Chicago-O'Hare International Airport Ser 1996 A
               (AMBAC)................................................................      5.625%    01/01/12     $  5,304,200
   5,000      Massachusetts Turnpike Authority, Metropolitan Highway 1997 Ser A
               (MBIA).................................................................      5.00      01/01/37        4,833,650
   3,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................      5.50      02/15/26        3,088,980
              Allegheny County, Pennsylvania,
   2,500       Greater Pittsburgh Int'l Airport Ser 1997 A (AMT) (MBIA)...............      5.75      01/01/13        2,701,725
   3,000       Greater Pittsburgh Int'l Airport Ser 1997 B (MBIA).....................      5.00      01/01/19        2,946,420
   4,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............      6.125     11/15/25        4,314,640
--------                                                                                                           ------------
  22,500                                                                                                             23,189,615
--------                                                                                                           ------------

              Water & Sewer Revenue (6.2%)
   3,000      Dade County, Florida, Ser 1995 (FGIC)...................................      5.50      10/01/18        3,093,360
   2,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................      6.375     01/01/24        2,220,680
   3,000      Massachusetts Water Resources Authority, 1993 Ser C.....................      5.25      12/01/20        2,984,040
   6,000      Prince William County Service Authority, Virginia, Refg Ser 1993
               (FGIC).................................................................      5.00      07/01/21        5,846,220
   3,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)..........      5.00      07/01/25        2,925,600
--------                                                                                                           ------------
  17,000                                                                                                             17,069,900
--------                                                                                                           ------------

              Other Revenue (5.2%)
   3,500      California Special Districts Finance Authority, 1988 Ser A COPs.........      8.50      07/01/18        3,639,580
   4,000      Mashantucket (Western) Pequot Tribe, Connecticut, Special 1997 Ser B
               (a)....................................................................      5.75      09/01/27        4,087,000
   4,360      Tampa, Florida, Capital Improvement Ser 1988 A..........................      8.25      10/01/18        4,486,920
   2,000      New York Local Government Assistance Corporation, Ser 1995 A............      6.00      04/01/24        2,151,100
--------                                                                                                           ------------
  13,860                                                                                                             14,364,600
--------                                                                                                           ------------

              Refunded (10.0%)
   5,000      El Cajon Redevelopment Agency, California, Refg Ser 1992 (AMBAC)........      6.60      10/01/01+       5,534,350
  20,100      San Francisco Redevelopment Agency, California, George R Moscone
               Convention Ctr Ser 1988................................................      0.00#     07/01/04++     17,132,838
   1,235      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc
               Refg 1990 Ser D (ETM)..................................................      9.50      11/15/15        1,457,535
   3,500      New York State Medical Care Facilities Finance Agency, Montefiore
               Medical Center - FHA Insured Mtge. 1989 Ser A..........................      7.25      02/15/99+       3,697,925
--------                                                                                                           ------------
  29,835                                                                                                             27,822,648
--------                                                                                                           ------------
 283,990      TOTAL MUNICIPAL BONDS (Identified Cost $245,563,598)............................................      264,632,569
--------                                                                                                           ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (4.5%)
   2,000      Dayton, Ohio, Emery Air Freight Corp. Ser 1988 A........................     12.50      10/01/98++      2,142,220
   2,900      Philadelphia Hospital & Higher Educational Facilities Authority,
               Pennsylvania, Children's Hospital of Philadelphia 1996 Ser A
               (Demand 01/02/98)......................................................      3.00*     03/01/27        2,900,000
   7,000      Virginia Port Authority, Commonwealth Port Ser 1988 (AMT)...............      8.20      07/01/98+       7,287,070
--------                                                                                                           ------------
  11,900      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $11,883,155)....                               12,329,290
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
$295,890      TOTAL INVESTMENTS (Identified Cost $257,446,753) (b)....................................  100.1%
========                                                                                                           $276,961,859

              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.........................................    (0.1)         (286,404)
                                                                                                          ----     ------------

              NET ASSETS..............................................................................  100.0%     $276,675,455
                                                                                                                   ============
                                                                                                          ====

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed to maturity.
      WI      Security was purchased on a when issued basis.
      #       Currently a zero coupon bond; will convert to 8.50% on July 1, 2002.
      +       Prerefunded to call date shown.
      ++      Refunded on call date shown by forward delivery contract or crossover refunded.
      *       Current coupon of variable rate demand obligation.
      **      All of these securities are segregrated in connection with the purchase of when issued securities.
     (a)      Sale is restricted to qualified institutional investors.
     (b)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $19,735,754 and the aggregate gross unrealized depreciation is $220,648, resulting in net unrealized appreciation of $19,515,106.

Bond Insurance:
-------------
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               December 31, 1997

Alaska..................   1.9%
California..............  13.2
Colorado................   3.6
Connecticut.............   1.5
Florida.................   4.3
Hawaii..................   1.9
Illinois................   8.7
Iowa....................   1.0
Kansas..................   2.5
Maine...................   2.5
Maryland................   3.1%
Massachusetts...........   4.7
Michigan................   1.4
Missouri................   0.7
New Hampshire...........   0.7
New Jersey..............   0.8
New York................   8.8
North Dakota............   0.5
Ohio....................   1.9
Oklahoma................   2.0
Pennsylvania............  10.1%
South Carolina..........   4.6
Texas...................   9.5
Utah....................   1.5
Virginia................   5.8
Washington..............   2.9
                          ----

Total................... 100.1%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
Investments in securities, at value
 (identified cost $257,446,753).......................................    $276,961,859
Cash..................................................................         467,572
Receivable for:
    Interest..........................................................       4,429,073
    Investments sold..................................................         203,414
Prepaid expenses and other assets.....................................          41,408
                                                                          ------------

    TOTAL ASSETS......................................................     282,103,326
                                                                          ------------

LIABILITIES:
Payable for:
    Investments purchased.............................................       5,140,765
    Investment advisory fee...........................................          97,343
    Administration fee................................................          61,118
Accrued expenses and other payables...................................         128,645
                                                                          ------------

    TOTAL LIABILITIES.................................................       5,427,871
                                                                          ------------

    NET ASSETS........................................................    $276,675,455
                                                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................    $253,156,591
Net unrealized appreciation...........................................      19,515,106
Accumulated undistributed net investment income.......................       2,870,720
Accumulated undistributed net realized gain...........................       1,133,038
                                                                          ------------

    NET ASSETS........................................................    $276,675,455
                                                                          ============

NET ASSET VALUE PER SHARE
 26,621,566 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................          $10.39
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME........................................................    $17,895,329
                                                                           -----------

EXPENSES
Investment management fee..............................................      1,074,903
Administration fee.....................................................        674,821
Professional fees......................................................         89,220
Shareholder reports and notices........................................         66,333
Transfer agent fees and expenses.......................................         63,516
Registration fees......................................................         32,294
Custodian fees.........................................................         14,157
Trustees' fees and expenses............................................         12,587
Other..................................................................         15,570
                                                                           -----------

    TOTAL EXPENSES.....................................................      2,043,401

Less: expense offset...................................................        (12,845)
                                                                           -----------

    NET EXPENSES.......................................................      2,030,556
                                                                           -----------

    NET INVESTMENT INCOME..............................................     15,864,773
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................      3,505,748
Net change in unrealized appreciation..................................      4,887,429
                                                                           -----------

    NET GAIN...........................................................      8,393,177
                                                                           -----------

NET INCREASE...........................................................    $24,257,950
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR          FOR THE YEAR
                                                            ENDED                 ENDED
                                                      DECEMBER 31, 1997     DECEMBER 31, 1996
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.............................      $  15,864,773         $  16,487,955
Net realized gain (loss)..........................          3,505,748              (218,829)
Net change in unrealized appreciation.............          4,887,429            (4,563,939)
                                                          -----------           -----------

    NET INCREASE..................................         24,257,950            11,705,187
                                                          -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................        (15,192,789)          (17,197,100)
Net realized gain.................................         (2,153,881)           (1,332,341)
                                                          -----------           -----------

    TOTAL.........................................        (17,346,670)          (18,529,441)
                                                          -----------           -----------
Decrease from transactions in shares of beneficial
 interest.........................................         (8,137,220)           (2,518,715)
                                                          -----------           -----------

    NET DECREASE..................................         (1,225,940)           (9,342,969)

NET ASSETS:
Beginning of period...............................        277,901,395           287,244,364
                                                          -----------           -----------
    END OF PERIOD
    (Including undistributed net investment income
    of $2,870,720 and $2,198,686, respectively)...      $ 276,675,455         $ 277,901,395
                                                          ===========           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS December 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 15, 1988 and commenced operations on June 1, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL INCOME TRUST II
income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), an affiliate of Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.30% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Adviser. The Investment Adviser also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.20% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% of the portion to the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical,

MUNICIPAL INCOME TRUST II
bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997 aggregated $56,439,425 and $67,880,026, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $3,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,814. At December 31, 1997, the Fund had an accrued pension liability of $48,189 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, December 31, 1995......................................................    27,757,966     $277,579      $263,534,997
Treasury shares purchased and retired (weighted average discount 8.26)%*........      (272,600)      (2,726)       (2,515,989)
                                                                                    ----------      -------       -----------
Balance, December 31, 1996......................................................    27,485,366      274,853       261,019,008
Treasury shares purchased and retired (weighted average discount 7.00%)*........      (863,800)      (8,638)       (8,128,582)
                                                                                    ----------      -------       -----------
Balance, December 31, 1997......................................................    26,621,566     $266,215      $252,890,426
                                                                                    ==========      =======       ===========

---------------------
* The Trustees have voted to retire the shares purchased.

MUNICIPAL INCOME TRUST II

6. FEDERAL INCOME TAX STATUS

During the year ended December 31, 1997, the Fund utilized its net capital loss carryover of approximately $199,000.

7. DIVIDENDS

On December 30, 1997, the Fund declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     -----------------    ------------------
 $ 0.045       January 9, 1998      January 23, 1998
 $ 0.045      February 6, 1998     February 20, 1998
 $ 0.045        March 6, 1998        March 20, 1998

MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                   FOR THE YEAR ENDED DECEMBER 31*
                                                                     ------------------------------------------------------------
                                                                       1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $  10.11     $  10.35     $   9.75     $  10.81     $  10.46
                                                                       ------       ------       ------       ------       ------
Net investment income............................................        0.59         0.59         0.65         0.66         0.69
Net realized and unrealized gain (loss)..........................        0.31        (0.17)        0.70        (0.96)        0.35
                                                                       ------       ------       ------       ------       ------
Total from investment operations.................................        0.90         0.42         1.35        (0.30)        1.04
                                                                       ------       ------       ------       ------       ------
Less dividends and distributions from:
   Net investment income.........................................       (0.56)       (0.62)       (0.63)       (0.64)       (0.69)
   Net realized gain.............................................       (0.08)       (0.05)       (0.12)       (0.14)          --**
                                                                       ------       ------       ------       ------       ------
Total dividends and distributions................................       (0.64)       (0.67)       (0.75)       (0.78)       (0.69)
                                                                       ------       ------       ------       ------       ------
Anti-dilutive effect of acquiring treasury shares................        0.02         0.01           --         0.02           --
                                                                       ------       ------       ------       ------       ------
Net asset value, end of period...................................    $  10.39     $  10.11     $  10.35     $   9.75     $  10.81
                                                                       ======       ======       ======       ======       ======
Market value, end of period......................................    $  9.625     $  9.125     $  10.00     $  9.125     $ 10.875
                                                                       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN+.........................................       12.82%       (2.29)%      18.34%       (9.61)%      10.32%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        0.75%(1)     0.76%(1)     0.74%        0.76%        0.75%
Net investment income............................................        5.79%        5.91%        6.41%        6.48%        6.46%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $276,675     $277,901     $287,244     $272,647     $310,180
Portfolio turnover rate..........................................          21%          11%          19%          10%          12%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Includes a distribution of $0.004 per share.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust II (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 9, 1998

                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended December 31, 1997, the Fund paid to shareholders $0.56 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

         For the year ended December 31, 1997, the Fund paid to shareholders $0.08 per share from long-term capital gains. Of this $0.08 distribution, $0.03 is taxable as 28% rate gain and $0.05 is taxable as 20% rate gain.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
-------------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




MUNICIPAL
INCOME
TRUST II



ANNUAL REPORT
DECEMBER 31, 1997